                                                                    Exhibit 24.1


POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman, and each of them, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign a Registration Statement on Form S-4 of Sara Lee Corporation relating to the offer to exchange Sara Lee Corporation common stock for outstanding securities of Chock full o'Nuts, and any and all amendments (including post-effective amendments) to said Registration Statement on Form S-4 and any subsequent registration statement filed by Sara Lee Corporation pursuant to Rule 462(b) of the Securities Act, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


                                         /s/ Paul A. Allaire
                                         -------------------
                                         Paul A. Allaire
                                         Director

Date: September 3, 1999

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman, and each of them, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign a Registration Statement on Form S-4 of Sara Lee Corporation relating to the offer to exchange Sara Lee Corporation common stock for outstanding securities of Chock full o'Nuts, and any and all amendments (including post-effective amendments) to said Registration Statement on Form S-4 and any subsequent registration statement filed by Sara Lee Corporation pursuant to Rule 462(b) of the Securities Act, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


                                         /s/ Hans H.J.J. Andriessen
                                         --------------------------
                                         Hans H.J.J. Andriessen
                                         Director

Date: September 3, 1999

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman, and each of them, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign a Registration Statement on Form S-4 of Sara Lee Corporation relating to the offer to exchange Sara Lee Corporation common stock for outstanding securities of Chock full o'Nuts, and any and all amendments (including post-effective amendments) to said Registration Statement on Form S-4 and any subsequent registration statement filed by Sara Lee Corporation pursuant to Rule 462(b) of the Securities Act, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


                                         /s/ Duane L. Burnham
                                         --------------------
                                         Duane L. Burnham
                                         Director

Date: September 3, 1999

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman, and each of them, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign a Registration Statement on Form S-4 of Sara Lee Corporation relating to the offer to exchange Sara Lee Corporation common stock for outstanding securities of Chock full o'Nuts, and any and all amendments (including post-effective amendments) to said Registration Statement on Form S-4 and any subsequent registration statement filed by Sara Lee Corporation pursuant to Rule 462(b) of the Securities Act, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


                                         /s/ Charles W. Coker
                                         --------------------
                                         Charles W. Coker
                                         Director

Date: September 3, 1999

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman, and each of them, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign a Registration Statement on Form S-4 of Sara Lee Corporation relating to the offer to exchange Sara Lee Corporation common stock for outstanding securities of Chock full o'Nuts, and any and all amendments (including post-effective amendments) to said Registration Statement on Form S-4 and any subsequent registration statement filed by Sara Lee Corporation pursuant to Rule 462(b) of the Securities Act, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


                                         /s/ James S. Crown
                                         ------------------
                                         James S. Crown
                                         Director

Date: September 3, 1999

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman, and each of them, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign a Registration Statement on Form S-4 of Sara Lee Corporation relating to the offer to exchange Sara Lee Corporation common stock for outstanding securities of Chock full o'Nuts, and any and all amendments (including post-effective amendments) to said Registration Statement on Form S-4 and any subsequent registration statement filed by Sara Lee Corporation pursuant to Rule 462(b) of the Securities Act, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


                                         /s/ Willie D. Davis
                                         -------------------
                                         Willie D. Davis
                                         Director

Date: September 3, 1999

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman, and each of them, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign a Registration Statement on Form S-4 of Sara Lee Corporation relating to the offer to exchange Sara Lee Corporation common stock for outstanding securities of Chock full o'Nuts, and any and all amendments (including post-effective amendments) to said Registration Statement on Form S-4 and any subsequent registration statement filed by Sara Lee Corporation pursuant to Rule 462(b) of the Securities Act, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


                                         /s/ Allen F. Jacobson
                                         ---------------------
                                         Allen F. Jacobson
                                         Director

Date: September 3, 1999

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman, and each of them, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign a Registration Statement on Form S-4 of Sara Lee Corporation relating to the offer to exchange Sara Lee Corporation common stock for outstanding securities of Chock full o'Nuts, and any and all amendments (including post-effective amendments) to said Registration Statement on Form S-4 and any subsequent registration statement filed by Sara Lee Corporation pursuant to Rule 462(b) of the Securities Act, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


                                         /s/ Vernon E. Jordan, Jr.
                                         -------------------------
                                         Vernon E. Jordan, Jr.
                                         Director

Date: September 3, 1999

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman, and each of them, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign a Registration Statement on Form S-4 of Sara Lee Corporation relating to the offer to exchange Sara Lee Corporation common stock for outstanding securities of Chock full o'Nuts, and any and all amendments (including post-effective amendments) to said Registration Statement on Form S-4 and any subsequent registration statement filed by Sara Lee Corporation pursuant to Rule 462(b) of the Securities Act, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


                                         /s/ James L. Ketelsen
                                         ---------------------
                                         James L. Ketelsen
                                         Director

Date: September 3, 1999

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman, and each of them, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign a Registration Statement on Form S-4 of Sara Lee Corporation relating to the offer to exchange Sara Lee Corporation common stock for outstanding securities of Chock full o'Nuts, and any and all amendments (including post-effective amendments) to said Registration Statement on Form S-4 and any subsequent registration statement filed by Sara Lee Corporation pursuant to Rule 462(b) of the Securities Act, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


                                         /s/ Hans B. van Liemt
                                         ---------------------
                                         Hans B. van Liemt
                                         Director

Date: September 3, 1999

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman, and each of them, her true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to act for her and in her name, place and stead, in any and all capabilities to sign a Registration Statement on Form S-4 of Sara Lee Corporation relating to the offer to exchange Sara Lee Corporation common stock for outstanding securities of Chock full o'Nuts, and any and all amendments (including post-effective amendments) to said Registration Statement on Form S-4 and any subsequent registration statement filed by Sara Lee Corporation pursuant to Rule 462(b) of the Securities Act, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute, may lawfully do or cause to be done by virtue herself.


                                         /s/ Joan D. Manley
                                         ------------------
                                         Joan D. Manley
                                         Director

Date: September 3, 1999

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman, and each of them, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign a Registration Statement on Form S-4 of Sara Lee Corporation relating to the offer to exchange Sara Lee Corporation common stock for outstanding securities of Chock full o'Nuts, and any and all amendments (including post-effective amendments) to said Registration Statement on Form S-4 and any subsequent registration statement filed by Sara Lee Corporation pursuant to Rule 462(b) of the Securities Act, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


                                         /s/ Newton N. Minow
                                         -------------------
                                         Newton N. Minow
                                         Director

Date: September 3, 1999

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman, and each of them, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to act for her and in his name, place and stead, in any and all capabilities to sign a Registration Statement on Form S-4 of Sara Lee Corporation relating to the offer to exchange Sara Lee Corporation common stock for outstanding securities of Chock full o'Nuts, and any and all amendments (including post-effective amendments) to said Registration Statement on Form S-4 and any subsequent registration statement filed by Sara Lee Corporation pursuant to Rule 462(b) of the Securities Act, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue herself.


                                         /s/ Sir Arvi H. Parbo A.C.
                                         --------------------------
                                         Sir Arvi H. Parbo A.C.
                                         Director

Date: September 3, 1999

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman, and each of them, her true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to act for her and in her name, place and stead, in any and all capabilities to sign a Registration Statement on Form S-4 of Sara Lee Corporation relating to the offer to exchange Sara Lee Corporation common stock for outstanding securities of Chock full o'Nuts, and any and all amendments (including post-effective amendments) to said Registration Statement on Form S-4 and any subsequent registration statement filed by Sara Lee Corporation pursuant to Rule 462(b) of the Securities Act, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or her substitute, may lawfully do or cause to be done by virtue herself.


                                         /s/ Rozanne L. Ridgway
                                         ----------------------
                                         Rozanne L. Ridgway
                                         Director

Date: September 3, 1999

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman, and each of them, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign a Registration Statement on Form S-4 of Sara Lee Corporation relating to the offer to exchange Sara Lee Corporation common stock for outstanding securities of Chock full o'Nuts, and any and all amendments (including post-effective amendments) to said Registration Statement on Form S-4 and any subsequent registration statement filed by Sara Lee Corporation pursuant to Rule 462(b) of the Securities Act, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


                                         /s/ Richard L. Thomas
                                         ---------------------
                                         Richard L. Thomas
                                         Director

Date: September 3, 1999

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints Roderick A. Palmore and R. Henry Kleeman, and each of them, his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign a Registration Statement on Form S-4 of Sara Lee Corporation relating to the offer to exchange Sara Lee Corporation common stock for outstanding securities of Chock full o'Nuts, and any and all amendments (including post-effective amendments) to said Registration Statement on Form S-4 and any subsequent registration statement filed by Sara Lee Corporation pursuant to Rule 462(b) of the Securities Act, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


                                         /s/ John D. Zeglis
                                         ------------------
                                         John D. Zeglis
                                         Director

Date: September 3, 1999